Welcome

2010 STAAR Surgical ASCRS Investor Breakfast

STAAR SURGICAL

Topics

- First Quarter 2010 Estimated Revenues
- Visian ICL
  - Visian nanoPOINT 2.0 Launch
  - The ICL Tipping Point?
  - U.S. Military Data
  - ASCRS Training
- IOLs
  - CAST Update
  - nanoFLEX Challenge
- Road to Profitability in 2010
- Questions and Answers

STAAR SURGICAL

First Quarter Estimated Revenues

- Sales of $13.6 million as compared to $12.2 million in Q1 2009
  - 12% increase
- Visian ICL revenues increased 20%
  - Very strong in Korea, China and France
  - U.S. increased 7% despite refractive procedure erosion
- IOL revenues increased 11%
  - Very strong preloaded sales in France
  - Increased units and dollars in Japan
  - nanoFLEX Collamer increased 17% in U.S.

STAAR SURGICAL



Visian ICL®

nanoPOINT 2.0

Single Use Lens Injector System

- Reduces incision size by 33%
- Astigmatically neutral incision – minimal inducement of astigmatism
- User friendly (easy loading)
- Should provide less opportunity for infection
- May open additional opportunity for office based Visian ICL procedures

STAAR SURGICAL

Is this an ICL Tipping Point? Korea

- From 2002 until 2008 the Visian ICL captured an approximate 5% market share in Korea
- Key investments made in the market late 2008 and early 2009
- In 2009 sales more than doubled and we believe market share was over 10%
- First quarter revenues increased 50% and units 36%
- What can we learn?

Visian ICL Business History


2002
2003
2004
2005
2006
2007
2008
2009
2010
KFDA Approval for Myopic ICL
ICL Launching Seminar
KFDA Approval for Toric ICL
TICL Launching Seminar
KFDA Approval for a new V4B
1st User Meeting
2nd User Meeting
3rd User Meeting
4th User Meeting
5th User Meeting
6th User Meeting
7th User Meeting
8th User Meeting
1st Training
2nd Training
3rd Training
4th Training
5th Training
6th Training
7th Training
8th Training
9th Training
Reached 7,000 ICLs
Reached 11,000 ICLs
Reached 16,000 ICLs
Reached 23,500 ICLs
Reached 33,500 ICLs
Reached 46,000 ICLs

Key Activities

- ICL Training
  - Proctored 250 doctors and no more
  - Shifted focus to support of Visian Users
- Annual User Meetings
- Refractive Counselor Certification
- Advertisements in targeted magazines
- BRC Contacts from advertisements directed to Visian ICL Users
- Expanded advertisements planned for 2010

STAAR SURGICAL

Advertisement - Magazines




라식?
NO?
안내삽입렌즈
ICL™
이있습니다!


안내삽입렌즈 ICL™

1st Step

"What is the ICL."
Focus on the ICL as one of the refractive surgery procedures

2nd Step

Alternative to Laser refractive surgery

3rd Step

Premium choice provides high definition vision. Focus on the advantage of the ICL over LASIK

Advertisement-Others


고도근시 고친다
SBS




엘리베이터

TV News

- Three major public TV news program in 2003

Radio

- 30 seconds spot
- Twice a day at 14:00 & 22:00 on the public Radio program in 2008

Subway

- Three main downtown subway stations in 2006

New Advertisement 2010

Subway Platform Screen Door

- **Major subway stations close to the colleges and downtown areas**


ICL
ICL
ICL

2010-04-12

New Advertisement 2010

Subway Platform Screen Door


FDA가 승인한 신개념 시력교정술
안내삽입렌즈 ICL™
깎지 마세요!
라식
라섹처럼
각막을 깎지 않는
안전한 시력교정술
안내삽입렌즈
ICL™
www.wjm.co.kr

Phakic IOL
ICL

Don't remove!

No need to remove the cornea like LASIK & LASEK

Safe & Effective Vision Correction ICL

New Advertisement 2010

Bus Wraps

- Advertisements on the side of Daejeon city buses for 3 months (Dec. 2009 to Feb. 2010)
- 16 routes throughout Daejeon downtown
- To be expanded in other cities (Jun. to Aug.)



• 라식 수술이 어려운 눈도 OK!
• 안경·렌즈 없이도 간편한 시력 교정 OK!
안내삽입렌즈 ICL™

Superior Data for Young Adults in the Military with Low Myopia

UCVA	Fort Bragg	Fort Hood
20/10 or better	9%	4%
20/15 or better	81%	78%
20/20 or better	98%	100%

- Fort Bragg data: average age 28 years and average myopia of -7.11 Diopters. (n=259 eyes at 6-12 months follow up)
- Fort Hood data: average age 30 years and average myopia of -6.2 Diopters. (n=111 eyes at 3 months follow up)
- National average data: average age of 40 years and average myopia of -9.5 Diopters. (n= >11,000 eyes in this data set)



Distribution of Lens Powers within the Study Cohort
Compared to Overall Visian ICL Usage
Visian ICL Database n= >11k
Study Cohort n=139
Percentage of Eyes
12%
10%
8%
6%
4%
2%
0%
-3.0 -4.0 -5.0 -6.0 -7.0 -8.0 -9.0 -10.0 -11.0 -12.0 -13.0 -14.0 -15.0 -16.0
Visian ICL Sphere Power in Diopters
STAAR
SURGICAL



Distribution of Patient Age within the Study Cohort
Compared to the Overall Visian ICL Patient Population
Visian ICL Database n= >11k
Study Cohort n=357
Percentage of Patients
10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
<21 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 >60
Patient Age at Time of Surgery
STAAR
SURGICAL

Visian ICL Surgeon Training

- Certification courses for the Visian Toric ICL
  - Over 70 surgeons to be trained during meeting
  - Now over 200 U.S. surgeons trained
- Basic Visian ICL training course
  - ASCRS
    - To train about 25 surgeons
    - 15 of these surgeons are with LCAV
  - Next week in Japan
    - 47 surgeons being trained (20 new +27 refresher)

STAAR SURGICAL

CAST

"Collamer Accommodating Study Team"

- Surgeon observations: Collamer provides some accommodation or better visual results
- Inherent property of the material??
- Collamer Accommodating Study Team
  - Eight leading ophthalmic surgeons
- Team will be monitoring three evaluations:
  - First is to benchmark current nanoFLEX IOL
  - Complete. Dr. James Lewis presenting results on Sunday 1:37 in ASCRS Session in Room 208 (BCEC)

STAAR SURGICAL

Distance Corrected Near Vision - nanoFLEX vs. Standard IOLs



	≤20/20	≤20/25	≤20/32	≤20/40	>20/40
nanoFLEX (73)	0.0%	6.8%	30.1%	47.9%	52.1%
AMO Tecnis (119)	0.8%	6.7%	17.6%	38.7%	61.3%
Std Silicone(64)	0.0%	0.0%	4.7%	35.9%	64.1%
Collamer 3-pc (54)	0.0%	0.0%	16.5%	28.0%	72.0%
Alcon Acrylic(176)	0.6%	2.3%	9.1%	21.6%	78.4%

COMPELLING NEAR VISION

When compared to Standard IOLs

Distance Corrected Near Vision



	≤20/20	≤ 20/25	≤ 20/32	≤ 20/40	> 20/40
Synchrony (n=39)	0.0%	61.5%	84.6%	94.9%	5.1%
Crystalens(n=121)	0.8%	24.0%	50.4%	88.0%	11.6%
nanoFLEX (73)	0.0%	6.8%	30.1%	47.9%	52.1%
TetraFlex (n=175)	0.0%	0.0%	26.0%	51.0%	49.0%

ENCOURAGING NEAR VISION

When compared to Accommodating IOLs

nanoFLEX Intermediate Vision is Superior

Compared to Currently Marketed Presbyopia Correcting IOLs



Average Distance Corrected Intermediate Vision
20/25
20/30
20/32
20/38
20/40
nanoFLEX
Crystalens HD (N=64)
Crystalens 5.0
ReZoom (N=138)
ReSTOR (N=46)

Next Steps For CAST

CAST II

- Clinical protocol using the current nanoFLEX IOL
- Hope to be able to confirm the CAST findings in a rigid clinical trial
- Could lead to a potential new NTIOL class
- Worst case is new marketing data for IOL

CAST III

- Clinical protocol with a few design changes in nanoFLEX
- Hope to be able to obtain clinical results allowing for a label of less spectacle dependence
- This would open the premium channel where prices are $800 to $1,200

STAAR SURGICAL

nanoFLEX Challenge

- Utilize the same methodology as the CAST evaluation
- Minimum 10 patients with nanoFLEX and 10 using their current primary IOL
- Distance corrected near and intermediate vision testing using a calibrated reading card
- Surgeons enter results into the nanoFLEX challenge website for data analysis
- Ability to see outcomes and results immediately after they enter data


Program overview
Register here
Patient results
The CAST Study
Contact
nanoFLEX™
Collamer Aspheric Single-Piece IOL
The nanoFLEX CHALLENGE
WELCOME TO THE NANOFLEX CHALLENGE.
DISCOVER THE best-in-class aspheric IOL!

Program overview | Register here | Patient results | The CAST Study | Contact

nanoFLEX™
Collamer Aspheric Single-Piece IOL

DISCOVER THE **best-in-class aspheric IOL.**

The nanoFLEX CHALLENGE

nanoFLEX Challenge Patient Data

New Patient | Patient List | Statistics | Logoff

Doctor: **Staar Surgical**

Please click on patient's eye vision to enter test data

Patient ID	Age	Near Vision			Intermediate Vision		
		OD	OS	OU	OD	OS	OU
nanoFLEX - Collamer Aspheric Single-Piece IOL							
AL4000	73	20/40	20/50	20/40	20/25	20/32	20/25
ST1000	80	20/32	20/40	20/32	20/20	20/25	20/20
ST10000	76	20/50	20/40	20/40	20/32	20/25	20/25
ST2000	85	20/40	20/40	20/40	20/32	20/25	20/32
ST3000	62	20/50	20/50	20/40	20/32	20/32	20/25
ST4000	89	20/40	20/50	20/40	20/25	20/32	20/25
ST5000	75	20/50	20/63	20/40	20/40	20/40	20/25
ST6000	83	20/40	20/40	20/40	20/25	20/25	20/25
ST7000	81	20/50	20/40	20/40	20/32	20/25	20/25
ST8000	87	20/50	20/50	20/50	20/32	20/32	20/32
ST9000	92	20/40	20/40	20/40	20/32	20/40	20/32

nanoFLEX Challenge Patient Data

Doctor: **Reesa Duff**

Intermediate Vision Acuity



100
80
60
40
20
0
Percentage of eyes
33
50
83
50
100
50
100
100
<=20/10
<=20/12
<=20/16
<=20/20
<=20/25
<=20/32
<=20/40
<=20/50
nanoFLEX (n=6)
SofPort AO - Aspheric Silicone (n=4)

IOL	Average Intermediate Visual Acuity
nanoFLEX™ (n=6)	20/32
SofPort AO - Aspheric Silicone (n=4)	20/40

2010 KEY METRICS

- Generate global double digit revenue growth from our core products (ICLs and IOLs)
- Generate gross margins in the range of low to mid 60% level, as compared to 56%.
- Make progress toward profitability during the year and achieve profitability for the year.
- Generate cash from operations.
- Improve our balance sheet.

STAAR SURGICAL

STAAR Balance Sheet

- Cash of $25.3 Million
  - $4 Million due for litigation settlement
- $5 Million Note due Broadwood in December for Japan acquisition
- 1.7 Million Preferred Shares at $4 to Canon for Japan acquisition
- 34.9 million shares of common stock outstanding

STAAR SURGICAL

A Road to Profitability in 2010?

	2009	Pro Forma*	2010 Way
Revenue	$ 75.3 M	$ 51.8 M	$ 59.6 M**
Gross Profit	$ 41.9 M	$ 31.8 M	$ 38.7 M
Op Expenses	$ 45.6 M	$ 36.8 M	$ 34.0 M
Op Income	$ (3.7 M)	$ (5.0 M)	$ 4.7 M
Net Income	$ (6.2 M)	$ (7.8 M)	$ 3.5 M

*2009 Pro Forma excluding Domilens Business.

**Theoretical model intended to provide investors with a potential operating model.

STAAR SURGICAL

Your Questions/Comments

STAAR SURGICAL